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EXHIBIT 10.17

EXECUTION COPY

SECOND AMENDMENT

to

SERIES 2002-1 SUPPLEMENT

to

MASTER LOAN PURCHASE AGREEMENT

SIERRA RECEIVABLES FUNDING COMPANY, LLC
LOAN-BACKED
VARIABLE FUNDING NOTES,
SERIES 2002-1

by and between

FAIRFIELD ACCEPTANCE CORPORATION—NEVADA,
as Seller

FAIRFIELD RESORTS, INC.,
as Co-Originator

FAIRFIELD MYRTLE BEACH, INC.,
as Co-Originator

KONA HAWAIIAN VACATION OWNERSHIP, LLC,
as an Originator

SEA GARDENS BEACH AND TENNIS RESORT, INC.,
VACATION BREAK RESORTS, INC.,
VACATION BREAK RESORTS AT STAR ISLAND, INC.,
PALM VACATION GROUP
and
OCEAN RANCH VACATION GROUP,
each as a VB Subsidiary

PALM VACATION GROUP
and
OCEAN RANCH VACATION GROUP,
each as a VB Partnership

and
SIERRA DEPOSIT COMPANY, LLC
as Purchaser

Amendment Dated July 17, 2003

        THIS SECOND AMENDMENT TO PURCHASE AGREEMENT SUPPLEMENT (this "Amendment") is dated as of July 17, 2003 and amends that Purchase Agreement Supplement dated as of August 29, 2002, as previously amended (the "PA Supplement") and is by and between FAIRFIELD ACCEPTANCE CORPORATION-NEVADA, a Delaware corporation, as seller (the "Seller"), FAIRFIELD RESORTS, INC., a Delaware corporation and the parent corporation of the Seller, as co-originator ("FRI"), FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation and a wholly-owned subsidiary of FRI, as co-originator ("FMB"), KONA HAWAIIAN VACATION OWNERSHIP, LLC, a Hawaiian limited liability company, as an originator ("Kona"), SEA GARDENS BEACH AND TENNIS RESORT, INC., a Florida corporation ("Sea Gardens"), VACATION BREAK RESORTS, INC., a Florida corporation ("VBR"), VACATION BREAK RESORTS AT STAR ISLAND, INC., a Florida corporation ("VBRS") (each of Sea Gardens, VBR and VBRS being wholly-owned subsidiaries of Vacation Break, USA, Inc., a wholly-owned subsidiary of FRI), PALM VACATION GROUP, a Florida general partnership ("PVG"), OCEAN RANCH VACATION GROUP, a Florida general partnership ("ORVG") (each of Sea Gardens, VBR, VBRS, PVG and ORVG are hereinafter collectively referred to as the "VB Subsidiaries" and PVG and ORVG are hereinafter collectively referred to as the "VB Partnerships") and SIERRA DEPOSIT COMPANY, LLC, a Delaware limited liability company, as purchaser (hereinafter referred to as the "Purchaser" or the "Company").

        The Company has determined with the agreement of the Seller that Loans purchased from the Seller may be sold to Sierra Receivables Funding Company, LLC (the "Initial Issuer") and pledged to secure notes issued by the Initial Issuer or may be sold by the Company to an Additional Issuer and pledged to secure Notes issued by the Additional Issuer. The Company may also, from time to time, purchase Loans from the Initial Issuer and transfer such Loans to an Additional Issuer to be pledged to secure an Additional Series.

        The Seller and the Company agree that Loans sold to the Company under the Agreement and the PA Supplement retain their character as Series 2002-1 Loans whether sold to and retained by the Initial Issuer or reacquired by the Company and transferred to an Additional Issuer.

        This Amendment clarifies the Company's right and ability to sell Series 2002-1 Loans to an Additional Issuer or Additional Issuers and ratifies the Sellers' continuing obligations with respect to such Series 2002-1 Loans.

        The PA Supplement supplements the Master Loan Purchase Agreement dated as of August 29, 2002, as amended by the First Amendment thereto dated as of November 27, 2002 and the Second Amendment thereto dated as of the date of this Amendment. The Master Loan Purchase Agreement, as so amended, is the "Agreement." Terms used in this Amendment and not defined herein have the meaning assigned in the Agreement.

  Section 1.    Definitions.

        (a)    Addition of New Definitions.    Section 1 of the PA Supplement is hereby amended to add the following definitions each of which shall read in its entirety as follows and be added in the correct alphabetical order:

          "Noteholder" shall mean any Series 2002-1 Noteholder and any holder of a note of any Additional Series.

        (b)    Amendment of Definition of Eligible Loan.    Clause (d) of the definition of Eligible Loan contained in Section 1 of the PA Supplement is hereby amended and restated to read in its entirety as follows:

          (d)   with respect to which (i) if the related Timeshare Property has been deeded to the Obligor of the related Series 2002-1 Loan, (A) the Originator has a valid and enforceable first lien

  Mortgage on such Timeshare Property, except as such enforceability may be limited by Debtor Relief Laws and as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, (B) such Mortgage and related mortgage note have been assigned to the Collateral Agent, (C) such Mortgage and the related note for such Mortgage have been transferred or will be transferred to the custody of the Custodian in accordance with the provisions of Section 6(c)(i) of the Agreement and (D) if any Mortgage relating to such Series 2002-1 Loan is a deed of trust, a trustee duly qualified under applicable law to serve as such has been properly designated in accordance with applicable law and currently so serves or (ii) if the related Timeshare Property has not been deeded to the Obligor of the related Series 2002-1 Loan, a Nominee has legal title to such Timeshare Property and the Seller has an equitable interest in such Timeshare Property underlying the related Series 2002-1 Loan;

        (c)    Amendment of Other Existing Definitions.    Each of the following terms contained in Section 1 of the PA Supplement is hereby amended and restated to read in its entirety as follows:

          "Series Termination Date" shall mean, with respect to Series 2002-1, the date on which all obligations with respect to the Series 2002-1 Notes issued under the Series 2002-1 Supplement have been paid in full and the Series 2002-1 Supplement is discharged and, with respect to any Additional Series, the date set forth in the related Indenture and Servicing Agreement.

          "Series 2002-1 Loan" shall mean each Loan listed from time to time on the Series 2002-1 Loan Schedule whether such Loan is at such time a Series 2002-1 Pledged Loan or is pledged to secure an Additional Series.

  Section 2.    Sale.

        Subsection 2 (c) of the PA Supplement is hereby amended by adding the following sentence at the end of such subsection. The additional sentence shall and does hereby read as follows:

  The Seller and the Company agree that the Series 2002-1 Loan Schedule shall include all Loans sold under the Agreement and this PA Supplement whether such Loans are Series 2002-1 Pledged Loans or are pledged to secure an Additional Series.

  Section 3.    Security Interest.

        Subsection 2(g) of the PA Supplement is hereby amended and restated to read in its entirety as follows:

          (g)    Security Interest in Transferred Assets.    Each of FRI, FMB, Kona, the VB Subsidiaries and the Seller acknowledges that the Series 2002-1 Loans and related Transferred Assets are subject to the Lien of the Series 2002-1 Supplement for the benefit of the Trustee and the Series 2002-1 Noteholders (or to the Collateral Agent on behalf of the Trustee and the Series 2002-1 Noteholders). With respect to Series 2002-1 Loans and related Transferred Assets which have been released from the Lien of the Series 2002-1 Supplement, conveyed to the Company and transferred by the Company to an Additional Issuer, each of FRI, FMB, Kona, the VB Subsidiaries and the Seller acknowledges that such Series 2002-1 Loans and related Transferred Assets are subject to the Lien of the applicable Indenture and Servicing Agreement for the benefit of the applicable Trustee and Noteholders.

  Section 4.    Transfer of Loans.

        Subsection 2(i) of the PA Supplement is hereby amended and restated to read in its entirety as follows:

          (i)    Transfer of Loans.    All Series 2002-1 Loans conveyed to the Company hereunder shall be held by the Custodian pursuant to the terms of either Custodial Agreement for the benefit of the Company, the respective Issuers, the respective Trustees and the Collateral Agent. Upon each Purchase hereunder, the Custodian shall execute and deliver to the Company a certificate acknowledging receipt of the applicable Series 2002-1 Loans pursuant to either Custodial Agreement; provided that, with respect to a Series 2002-1 Loan purchased on a Purchase Date, receipt shall be timely delivered if it is delivered to the Company no later than 30 days after the Purchase Date for that Loan.

  Each of FRI, the other Originators and the Seller acknowledges that the Company will convey the Series 2002-1 Loans and the other related Transferred Assets to the Initial Issuer or an Additional Issuer and that the Initial Issuer or Additional Issuer will grant a security interest in the Series 2002-1 Loans and other related Transferred Assets to the Collateral Agent pursuant to the applicable Indenture and Servicing Agreement. Each of FRI, the other Originators and the Seller agrees that, upon such grant, the Initial Issuer or the Additional Issuer and the Collateral Agent may enforce all of the Seller's and FRI's obligations hereunder and under the Agreement directly, including without limitation the repurchase obligations of the Seller set forth in Section 7.

  Section 5.    Repurchases or Substitution of Series 2002-1 Loans.

        Section 7 of the PA Supplement is hereby amended by the addition of the following introductory clause which shall appear in the PA Supplement immediately after the caption for Section 7 and before clause (a):

          The parties understand and agree that references in this Section 7 to the Issuer, Trustee or Master Servicer, shall in each case refer to the Issuer, Trustee or Master Servicer for the Series to which the Loan to be repurchased is then pledged.

  Section 6.    Miscellaneous Provisions.

        (a)    Ratification of PA Supplement.    As amended and supplemented by this Amendment, the PA Supplement is in all respects ratified and confirmed and the PA Supplement as so amended and supplemented shall be read, taken and construed as one and the same instrument.

        (b)    Counterparts.    This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

        (c)    GOVERNING LAW.    THIS PA SUPPLEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

        IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

FAIRFIELD ACCEPTANCE CORPORATION-NEVADA
By:	/s/ JOHN COLE
	Name:	John Cole
	Title:	President and Treasurer
FAIRFIELD RESORTS, INC.
By:	/s/ DUNCAN H. COCROFT
	Name:	Duncan H. Cocroft
	Title:	Executive Vice President and Treasurer
FAIRFIELD MYRTLE BEACH, INC.
By:	/s/ DUNCAN H. COCROFT
	Name:	Duncan H. Cocroft
	Title:	Executive Vice President and Treasurer
KONA HAWAIIAN VACATION OWNERSHIP, LLC
By:	Fairfield Resorts, Inc. Its Managing Member
By:	/s/ DUNCAN H. COCROFT
	Name:	Duncan H. Cocroft
	Title:	Executive Vice President and Treasurer
SEA GARDENS BEACH AND TENNIS RESORT, INC.
By:	/s/ DUNCAN H. COCROFT
	Name:	Duncan H. Cocroft
	Title:	Executive Vice President and Treasurer

VACATION BREAK RESORTS, INC.
By:	/s/ DUNCAN H. COCROFT
	Name:	Duncan H. Cocroft
	Title:	Executive Vice President and Treasurer
VACATION BREAK RESORTS AT STAR ISLAND, INC.
By:	/s/ DUNCAN H. COCROFT
	Name:	Duncan H. Cocroft
	Title:	Executive Vice President and Treasurer
PALM VACATION GROUP, by its General Partners:
Vacation Break Resorts at Palm Aire, Inc.
By:	/s/ DUNCAN H. COCROFT
	Name:	Duncan H. Cocroft
	Title:	Executive Vice President and Treasurer
Palm Resort Group, Inc.
By:	/s/ DUNCAN H. COCROFT
	Name:	Duncan H. Cocroft
	Title:	Executive Vice President and Treasurer
OCEAN RANCH VACATION GROUP, by its General Partners:
Vacation Break at Ocean Ranch, Inc.
By:	/s/ DUNCAN H. COCROFT
	Name:	Duncan H. Cocroft
	Title:	Executive Vice President and Treasurer

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  EXHIBIT 10.17